Exhibit 99.2

Second Quarter 2004 Earnings Conference Call July 23, 2004

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities, changes in general economic conditions, availability of equipment, the Company's ability to create operating synergies in connection with its recent FMS acquisitions and changes in government regulations. The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

2nd Quarter Results Overview Earnings per diluted share were $0.97, up from $0.55 in 2Q03 Earnings include a $0.21 gain related to sale of headquarters facility Earnings excluding facility gain were $0.76, up from $0.55 in 2Q03 Earnings include additional net restructuring and other charges of $0.04, of which a $0.05 charge is due to the termination of an information technology infrastructure contract Fleet Management Solutions total revenue up 11% and dry revenue up 9% vs. prior year Lease revenue up year-over-year due to acquisitions and international operations Commercial rental revenue grew 20% vs. prior year; increases in both pricing and activity levels Fleet Management Solutions net before tax earnings (NBT) up 58% FMS NBT percent of dry revenue up 360 basis points to 11.5%

2nd Quarter Results Overview (con't) Fleet Management Solutions earnings positively impacted by recent acquisitions, improved rental results, vehicle gains and reduced pension expense Supply Chain Solutions revenue down vs. prior year as anticipated due to non-renewal of certain contracts in prior periods and volume reductions, partially offset by new business Supply Chain Solutions earnings up 22% year-over-year; reduction in overheads and improved international operating performance, partially offset by impact of lower revenue base Dedicated Contract Carriage earnings down vs. prior year due to revenue decline from contract terminations Strong cost management in overhead areas continues to positively contribute to results

Earnings Per Share Second Quarter

Earnings Per Share Year-To-Date

Business Segment Second Quarter ($ Millions) (1) 2003 net before tax earnings for FMS and DCC restated for change in cost allocations. Refer to Appendix - FMS / DCC Segment NBT Reconciliation. (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $(2.8), SCS - $(1.0), DCC - $(0.3) and CSS - $22.2 in 2004 and FMS - $0.6 and CSS - $0.2 in 2003.

Business Segment Year-To-Date ($ Millions) (1) 2003 net before tax earnings for FMS and DCC restated for change in cost allocations. Refer to Appendix - FMS / DCC Segment NBT Reconciliation. (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $(2.7), SCS - $(0.9), DCC - $(0.3) and CSS - $23.1 in 2004 and FMS - $0.9 and CSS - $0.2 in 2003.

Capital Expenditures ($ Millions) Year-To-Date Full year 2004 forecast for capital expenditures excluding acquisitions anticipates an increase of $489 million, or 67%, to approximately $1.2 billion related to both increased vehicle replacements and fleet growth

Debt to Equity Ratio Strong balance sheet to support profitable growth ($ Millions) Notes: - Includes impact of accumulated net pension related equity charge of $187 million as of 6/30/04 and 12/31/03, and $229 million as of 6/30/03. - In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) Year-To-Date Preliminary

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only Used tractor retail sales proceeds continue to show signs of improvement over prior year, up 14% vs. prior year period The overall number of vehicles sold was 4,684; up 38% compared with prior year Total number of non-revenue earning vehicles of 7,770 is down 215 units or 3% vs. prior year period Not yet earning (NYE) vehicles are 1,704; up 780 over prior year No longer earning (NLE) vehicles are 6,066; down 995 over prior year 3,508 of these units are held for sale at the used truck centers

Redeployments Extensions Early Terminations Early Replacements 1H99 1625 921 3775 2797 1H00 2330 939 3403 2639 1H01 2303 1498 3454 903 1H02 3320 2980 3271 601 1H03 2857 2439 2617 465 1H04 2936 1542 2592 517 Asset Management Update Note: U.S. only Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow Extensions have declined 37% as forecast

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook Increasing full year 2004 earnings forecast to $3.00 - $3.06 per share*. Current forecast for EPS is as follows: ($ Earnings Per Share) 2004 EPS Forecast 3rd Quarter* 0.75 - 0.78 Full Year* 3.00 - 3.06 4th Quarter* 0.75 - 0.78 * Forecast includes estimated restructuring charges associated with the transition of the information technology infrastructure contract terminated in the second quarter as follows: 3Q04 - $0.02, 4Q04 - $0.03, FY04 - $0.10. Less: 2Q Headquarters Sale Gain 2004 EPS Forecast Excl. 2Q Gain 0.21 - 0.21 2.79 - 2.85

Q & A

Appendix Business Segment Detail FMS / DCC Segment NBT Reconciliation Asset Management Update Non-Revenue Earning Equipment Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) ($ Millions) Second Quarter (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Fleet Management Solutions (FMS) ($ Millions) Year-To-Date (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS) ($ Millions) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Supply Chain Solutions (SCS) ($ Millions) Year-To-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Second Quarter (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Year-To-Date (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Central Support Services (CSS) ($ Millions) Second Quarter

Central Support Services (CSS) ($ Millions) Year-To-Date

FMS / DCC Segment NBT Reconciliation ($ Millions) Note: In 2004, the Company changed its methodology of allocating sales support costs between the FMS and DCC segments. Accordingly, 2003 segment NBT measures for these segments have been adjusted to provide the retroactive effect of this change.

Non-Revenue Earning Equipment Not Yet Earning - "NYE" No Longer Earning - "NLE" Total 10,727 Dec 2000 Total 12,040 Mar 2001 Total 10,915 June 2001 Total 10,991 Sept 2001 Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 Note: U.S. only Total 7,200 Sept 2003 Total 8,079 Dec 2003 Units held for sale 5,215 5,115 4,274 3,485 Total 8,648 Mar 2004 3,508 Total 7,770 Jun 2004

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Free Cash Flow Reconciliation ($ Millions) Year-To-Date Preliminary (a) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (b) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)